                          PROFIT INCENTIVE BONUS PLAN
                                       OF
                            HUDSON CITY SAVINGS BANK


       AMENDMENT
       ---------

1. ARTICLE 1 -- Effective as of September 30, 1999, Section 1.41 shall be amended in its entirety to read as follows:

          1.41 "QUARTER" means, for periods ending before October 31, 1999, the three month periods ending on the last day of December, March, June and September and, for periods ending on and after October 31, 1999, the three month periods ending on the last day of October, January, April and July. The period from October 1, 1999 through and including October 31, 1999 shall be considered to be a Quarter.

2. ARTICLE IV -- Effective as of September 30, 1999, Section 4.03 is amended to read in its entirety as follows:

          4.03   PAYMENT OF BANK CONTRIBUTIONS


                 Subject to an election made by a Member pursuant to Section 4.04, the Bank Contributions for any Plan Year shall be paid to the Trust Fund before the due date of the Bank's Federal income tax return for such year, including any extensions thereof except for the Bank Contributions made pursuant to Section 4.01(b)(ii)(A) which shall be paid to the Trust Fund on May 31, 1999. The Bank Contributions shall be credited to Member's accounts as of the Valuation Date on or next following the date paid into the Trust Fund.

3. ARTICLE IV -- Effective as of September 30, 1999, Section 4.04(a) shall be amended to add the following sentence at the end thereof:

     The Plan Administrator shall have the discretion to require elections to be made on or before a date other than August 15th of a Plan Year if it determines necessary or appropriate to comply with applicable securities laws.

4. ARTICLE IV -- Effective as of September 30, 1999, Section 4.05 is amended by deleting "September Valuation Date" and substituting "October Valuation Date" therefor.

5. ARTICLE VI -- Effective as of September 30, 1999, Section 6.03 is amended by deleting "September Valuation Date" and substituting "October Valuation Date" therefor.


                                     1 of 2

6.   Article VII - Effective as of September 30, 1999, the first sentence of
     Section 8.02(a) shall be amended in its entirety to read as follows:

     A Member may change his investment direction by filing a notice not less than ten days (or such other dates as are prescribed by the Plan Administrator from time to time) before any Valuation Date in the form and manner prescribed by the Plan Administrator, which notice may be rescinded (by written notice to the Plan Administrator) on or prior to the last date by which notices must be received.

7.   Article VIII - Effective as of September 30, 1999, the first sentence of
     Section 8.03(a) shall be amended in its entirety to read as follows:

     A Member may direct that multiples of 10% of the units in any Investment Fund be redeemed and the proceeds applied to the purchase for him of units in another Investment Fund or Funds, as the case may be, by filing a notice not less than ten days (or such other dates as are prescribed by the Plan Administrator from time to time) before any Valuation Date in the form and manner prescribed by the Plan Administrator, which notice may be rescinded (by written notice to the Plan Administrator) on or prior to the last date by which notices must be received.

8. Article X - Effective as of September 30, 1999, Section 10.05 is amended by deleting the words "September Valuation Date" and substituting "October Valuation Date" therefor.

9. Article X - Effective as of September 30, 1997, Section 10.06(e) is amended by deleting "$3,500" and substituting "$5,000" therefor.

10.  Article X - Effective as of September 30, 1999, the first sentence of
     Section 10.08(c) is amended in its entirety to read as follows:

     A request for a loan shall be filed in the form and manner prescribed by the Plan Administrator at least ten days (or such other dates as are prescribed by the Plan Administrator from time to time) before the end of a Quarter, which request may be rescinded (by written notice to the Plan Administrator) on or prior to the last date by which requests must be received; the loan, if approved by the Plan Administrator under such uniform rules as it shall adopt, shall be effected as of the Valuation Date for such Quarter, and the proceeds disbursed to the Member as soon thereafter as practicable.

11. Article X - Effective as of September 30, 1997, Section 10.10 is amended by deleting "$3,500" and substituting "$5,000" therefor.

12. Article XIII - Effective as of September 30, 1997, Section 13.05 is amended by deleting "$3,500" wherever it appears and substituting "$5,000" therefor.


                                     2 of 2